OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other Liabilities
Deferred employee compensation	$ 3,943	$ 4,049
Deferred income on forgivable government loans	2,525	2,412
Deferred social security tax	3,239	0
Other	1,034	500
Other liabilities	14,766	8,300
Interest rate swap agreements
Other Liabilities
Interest rate swap agreements	$ 4,025	$ 1,339